                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 30, 2004
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-25716                  13-3492802
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

529 Fifth Avenue, New York, New York                              10017
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (212) 808-2800
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ]   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

     [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

     [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  The Board of Directors of Finlay Enterprises, Inc. (the
"Registrant") and its wholly-owned subsidiary, Finlay Fine Jewelry Corporation
("Finlay Jewelry" and collectively with the Registrant, the "Companies"), have approved an employment agreement with Arthur E. Reiner pursuant to which Mr.
Reiner will continue to serve as Chairman, President and Chief Executive Officer of the Registrant and Chairman and Chief Executive Officer of Finlay Jewelry for
a period commencing on January 30, 2005 and ending on January 31, 2009, unless earlier terminated in accordance with the provisions of the employment agreement. Mr. Reiner will continue to serve as a member of the Board of
Directors of each of the Companies.

                  The employment agreement provides for the payment of an
initial annual base salary of $1,005,000. In addition to his annual base salary,
Mr. Reiner is entitled to receive cash incentive compensation ("Cash Incentive
Compensation") and stock incentive compensation ("Stock Incentive Compensation"
and collectively with the Cash Incentive Compensation, the "Incentive
Compensation") based on the attainment of financial objectives developed by senior management and approved by the Registrant's Board of Directors.
Commencing with the 2005 fiscal year, the target amount of Cash Incentive
Compensation shall be based on the base salary for such year and, if EBITA (as defined in the employment agreement) in any fiscal year is 80% of the Target
Level (as defined in the employment agreement) for such fiscal year, the Cash
Incentive Compensation shall be 33.333% of the Target Cash Incentive Amount (as defined in the employment agreement). If EBITA exceeds 80% of the Target Level, the percentage of the Target Cash Incentive Amount payable in respect of such fiscal year shall increase 3.333% for each percentage point by which EBITA in such fiscal year exceeds 80% of the Target Level. If EBITA levels exceed 100% of the target, the Cash Incentive Compensation can exceed the base salary.
Additionally, commencing with the 2005 fiscal year, the maximum amount of Stock
Incentive Compensation payable in respect of any fiscal year during the employment term shall be that number of restricted shares of Common Stock of the
Registrant ("Restricted Stock") having an aggregate fair market value (as defined) nearest to $400,000 ("Target Stock Incentive Amount"), with the actual amount to be based on whether the specified EBITA levels are met for such year.
If EBITA in any fiscal year is 80% of the Target Level for such fiscal year, the
Stock Incentive Compensation payable in respect of such fiscal year shall be
33.333% of the Target Stock Incentive Amount. If EBITA exceeds 80% of the Target
Level, the percentage of the Target Stock Incentive Amount payable in respect of such fiscal year shall increase 3.333% for each percentage point by which EBITA in such fiscal year exceeds 80% of the Target Level. Commencing with the 2005 fiscal year, Mr. Reiner shall also be entitled to receive, for each fiscal year during the employment term, in addition to the Stock Incentive Compensation, shares of Restricted Stock having an aggregate market value (as defined) nearest to $500,000 ("Restricted Stock Time-Based Bonus"). Under the employment agreement, Mr. Reiner is also entitled to certain insurance and other ancillary benefits.

                  If, at the scheduled or, under specified circumstances,
earlier expiration of the employment term, Mr. Reiner and the Companies cannot agree upon the terms to continue Mr. Reiner's employment, or if his employment is terminated without "cause" or by Mr. Reiner for "good reason" (as such terms are defined in the employment agreement), he would be entitled to receive, in addition to other payments and benefits under the employment agreement, a severance payment in an amount equal to one year's base salary plus the amount of Cash Incentive Compensation for the most recently completed fiscal year, which shall not be less than one year's base salary ("Severance Amount").

                  Mr. Reiner's employment agreement provides that if his
employment is terminated prior to a "change of control" (as defined in the employment agreement) either by the Companies without "cause" or by Mr. Reiner for "good reason," basically, Mr. Reiner will continue to receive his base salary for the balance of the term and

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Incentive Compensation (calculated as though 110% of the Target Level were achieved) as if such termination had not occurred. Mr. Reiner will also be entitled to receive, on the date of termination, all of the Restricted Stock
Time-Based Bonus, plus the Severance Amount and insurance and other benefits.

                  In the event Mr. Reiner's employment is terminated by the
Companies without "cause" or by Mr. Reiner for "good reason" and coincident with or following a "change of control," Mr. Reiner shall be entitled to a lump sum payment equal to 299% of his "base amount" (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986), subject to certain restrictions, and all of the Restricted Stock issuable under the terms of the employment agreement. In the event that Mr. Reiner voluntarily terminates his employment within one year following a "change of control" in connection with which the acquirer did not expressly assume Mr. Reiner's agreement and extend its term so the unexpired portion is not less than three years, or otherwise offers Mr. Reiner a contract on terms no less favorable than those provided under the agreement providing for a term of at least three years, he will be entitled to a payment equal to 299%
of the "base amount."

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                                           SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FINLAY ENTERPRISES, INC.

Date:  December 6, 2004                    By: /s/ Bruce E. Zurlnick
                                              ---------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer

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